Exhibit 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

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In re:                                :  Chapter 11
                                      :
TELEPAD CORPORATION                   :  Case No. 99-633(PJW)
                                      :

        Debtor.                       :
                                      :

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  ORDER CONFIRMING THE MODIFIED AMENDED PLAN OF REORGANIZATION PROPOSED BY THE
                    CHAPTER 11 TRUSTEE DATED OCTOBER 8, 1999

     AND NOW, this 8th day of October 1999, upon consideration of the motion of Kurt F. Gwynne, the Chapter 11 trustee (the "Trustee") for an order confirming the Amended Plan of Reorganization Proposed by the Chapter 11 Trustee Dated September 28, 1999 (the "Plan"), as modified by the Modified Amended Plan of Reorganization Proposed by the Chapter 11 Trustee Dated October 8, 1999 (the "Modified Plan"), and the Trustee having transmitted the Plan to all creditors and equity security holders of record, and after notice pursuant to Fed.R.Bankr.P. 2002(b)(2) and 9006(c) and a hearing pursuant to 11 U.S.C.
Section 1128(a) and Fed.R.Bankr.P. 3020(b)(2), this Court makes the following findings of fact and conclusions of law pursuant to Fed.R.Bankr.P. 7052, as incorporated by Fed.R.Bankr.P. 9014:

     1. The Modified Plan complies with all applicable provisions of title 11 of the United States Code;

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     2.   The Trustee complied with all applicable provisions of title 11 of the
          United States Code;

     3. The Modified Plan has been proposed in good faith and not by any means forbidden by law;

     4. Notice of the confirmation hearing pursuant to 11 U.S.C. Section 1128(a) and Fed.R.Bankr.P. 3020(b)(2) was sufficient and proper;

     5. The Modified Plan is feasible, and is not likely to be followed by liquidation, or the further need for financial reorganization, of the Debtor, except to the extent that such liquidation is contemplated by the Modified Plan;

     6.   Classes 1 through 5 are impaired;

     7. Each class of claims (Classes 1 through 4) has accepted the Modified Plan pursuant to 11 U.S.C. Section 1126(c);

     8. The class of interests (Class 5) is deemed to have rejected the Modified Plan pursuant to 11 U.S.C. Section 1126(g);

     9. The Modified Plan does not discriminate unfairly and is fair and equitable;

     10. The Modified Plan does not adversely change the treatment of the claim of any creditor or the interest of any equity security holder who has not accepted in writing the modification and, therefore, no additional voting or solicitation of the Modified Plan is required, see


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               11 U.S.C. Section 1127; Fed.R.Bankr.P. 3019; H.R. Rep. No. 595,
               95th Cong., 1st Sess. at 411 (1977).

     NOW THEREFORE, it is hereby

     ORDERED THAT, the Modified Plan is incorporated herein by reference;

     ORDERED THAT, the Modified Plan is confirmed pursuant to 11 U.S.C. Section 1129(a);

     ORDERED THAT, the Debtor shall be, and hereby is, discharged from all of its debts, liabilities and obligations under 11 U.S.C. Section 1141 and 524;

     ORDERED THAT the transfer of Property of the Estate (as defined in the Modified Plan) to the Liquidating Trust (as defined in the Modified Plan) shall be free and clear of all Liens, Claims and Interests (as those terms are defined in the Modified Plan);

     ORDERED THAT, pursuant to 11 U.S.C. Section 1146(c), the transfer of the Property of the Estate to the Liquidating Trust shall not be subject to transfer, stamp, or other similar taxes;

     ORDERED THAT, the issuance of the New Common Stock (as defined in the Modified Plan) is subject to the exemptions and protections of 11 U.S.C. Section 1145, if applicable, and Section 1146;

     ORDERED THAT, the Debtor shall not create, assume, or incur directly or indirectly any mortgage, deed of trust, pledge, lien or security interest with respect to any Property of the Estate;

     ORDERED THAT, the Debtor shall not take any direct or indirect act to interfere with or hinder the implementation of the Modified Plan;


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     ORDERED THAT, this Court shall retain jurisdiction over the Modified Plan and the Causes of Action, including but not limited to all claims under Chapter 5 of the Bankruptcy Code; and it is further

     ORDERED THAT this Court shall further retain jurisdiction to the extent provided in Article XI of the Modified Plan.

                                     BY THE COURT:


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                                     PETER J. WALS
                                     CHIEF U.S. BANKRUPTCY JUDGE


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